UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-9353

Seligman New Technologies Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 12/31

Date of reporting period: 12/31/04

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

Seligman
New Technologies Fund, Inc.
(In Liquidation)
Annual Report
December 31, 2004

Table of Contents

To The Stockholders	1
Interview With Your Portfolio Managers	2
Portfolio Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Statement of Cash Flows	12
Notes to Financial Statements	13
Financial Highlights	21
Report of Independent Registered Public Accounting Firm	22
Federal Tax Status of 2004 Distribution	23
Directors and Officers	24
For More Information	back cover

To The Stockholders

Your annual stockholder report for Seligman New Technologies Fund, Inc. follows this letter. This report contains an interview with your Fund’s Portfolio Managers, as well as your Fund’s investment results and financial statements, including a portfolio of investments.

On February 25, 2004, Stockholders of Seligman New Technologies Fund, Inc. approved a plan of complete liquidation and dissolution. As a result, the Fund no longer makes quarterly repurchase offers for its common stock. This was done to avoid a situation where the Fund would be forced to sell securities at depressed prices in order to meet repurchase offer requirements.

In accordance with the Fund’s plan of complete liquidation and dissolution, the Fund made a distribution to Stockholders on August 4, 2004, in the amount of $4,423,292, or $0.30 per share. A second distribution of $0.30 per share has been approved for payment on February 23, 2005. Through these two payments, the Fund returned to Stockholders 6.7% and 9.2% of the Fund’s net assets at the respective distribution declaration dates. The distributions have included and will include proceeds from the sale of certain of the Fund’s holdings in accordance with the plan referred to above. Given the illiquid nature of the Fund’s assets and the uncertainty of its cash needs, the liquidation may take several years to complete.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

February 16, 2005

Manager	Shareholder Service Agent	General Distributor
J. & W. Seligman & Co. Incorporated	Seligman Data Corp.	Seligman Advisors, Inc.
100 Park Avenue	100 Park Avenue	100 Park Avenue
New York, NY 10017	New York, NY 10017	New York, NY 10017

Independent Registered Public Accounting Firm	General Counsel
Deloitte & Touche LLP	Sullivan & Cromwell LLP

Interview With Your Portfolio Managers
Thomas Hirschfeld, Richard Parower and Reema Shah

Q:	How did Seligman New Technologies Fund perform during the twelve months ended December 31, 2004?

A:
During the year ended December 31, 2004, Seligman New Technologies Fund, Inc. delivered a total return of -25.21%. This negative performance was primarily the result of a significant write-down of the Fund’s largest portfolio holding and the accrual, required by generally accepted accounting principles, of all expenses to be incurred during the Fund’s liquidation period.

The Fund began the liquidation process in February 2004 by selling its public stock holdings and investing the proceeds in short-term investments. The remainder of the Fund’s assets were its venture capital investments. At year-end, 83% of the Fund was invested in venture capital, with the remainder in short-term securities.

Q:	What market conditions and events materially affected the Fund’s performance during the period?

A:	In 2004, the environment for venture capital improved with significantly more, and more favorable, exits than in 2003. This was welcome news and many of the Fund’s private holdings experienced write-ups as a result of this improving environment. However, more favorable exit prospects have caused venture investors to be somewhat less cautious, with respect to their existing portfolio companies and also for new ones. This may make it easier for our companies to obtain additional financing, but it has led to more companies being created or simply surviving than their respective technology subsectors can sustain. This makes it harder for even the best companies, including some of those in the portfolio, to flourish. We continue to believe that it will take several more years before these after-effects of the venture capital bubble are resolved.

Q:	What investment strategies or techniques materially affected the Fund’s performance during the period?

A:
Early in 2004, the Fund sold its publicly-traded securities. Since then, the Fund’s investments have been in venture capital and short-term securities. The Fund is in the process of liquidating its private holdings in an orderly manner in an effort to maximize the value to its stockholders of the remaining venture capital investments. As the Fund is able to liquidate its private investments, it will, in accordance with the Plan, periodically distribute the proceeds from such transactions. In August 2004, the Fund returned 30 cents per share to Stockholders, a total of approximately $4.4 million. The Fund’s net asset value decreased by a corresponding amount. An additional distribution of 30 cents per share is planned for February 23, 2005. As of such date, the Fund’s net asset value will decrease by a corresponding amount. The Fund will continue to retain cash as a reserve to meet commitments for follow-on investments and for future expenses and other liabilities.

The Fund’s management team revalues companies as new information becomes available, and the aggregate value reflected in the Fund’s NAV represents what Seligman believes to be the current fair value for these companies. Our process for valuing companies includes information Seligman receives from the companies themselves, such as quarterly financial statements, as well as managements’ outlooks for their companies. It also includes outside events, such as the prices paid by new investors. During 2004, upward revaluations outnumbered write-downs by a ratio of approximately three to two; however, a significant write-down of the Fund’s largest holding resulted in an overall decline in the Fund’s net asset value.

-------------------
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Portfolio Overview

Diversification of Net Assets December 31, 2004

	Issues	Cost	Value	Percent of Net Assets
Convertible Preferred Stocks:
Application Software	3	$11,987,032	$2,345,208	4.9
Communications Equipment	2	6,326,044	—	—
Health Care Equipment and Supplies	2	9,430,017	16,958,760	35.7
Internet Software and Services	16	50,739,637	7,368,390	15.5
IT Services	1	4,082,544	4,164,195	8.7
Systems Software	3	9,250,475	519,436	1.1
Wireless Telecommunication Services	1	1,875,631	37,996	0.1
Total Convertible Preferred Stocks	28	93,691,380	31,393,985	66.0
Limited Partnerships:
Multi-Sector Holdings	5	8,493,533	5,768,227	12.1
Common Stocks and Warrants:
Application Software	1	—	—	—
Communications Equipment	2	1,415,812	—	—
Health Care Equipment and Supplies	1	334,809	86,505	0.2
Internet Software and Services	5	16,861,332	144,556	0.3
IT Services	2	5,289,849	765,818	1.6
Multi-Sector Holdings	1	306,495	166,454	0.4
Systems Software	4	10,251,953	562,481	1.2
Wireless Telecommunication Services	3	6,310,174	303,501	0.6
Total Common Stocks and Warrants	19	40,770,424	2,029,315	4.3
Convertible Promissory Notes:
Communications Equipment	1	1,011,593	70,784	0.2
Internet Software and Services	3	1,408,210	—	—
Total Convertible Promissory Notes	4	2,419,803	70,784	0.2
Short-Term Holdings and Other Assets Less Liabilities	2	8,294,302	8,294,302	17.4
Net Assets	58	$153,669,442	$47,556,613	100.0

Largest Portfolio Holdings December 31, 2004

Security	Value	Percent of Net Assets	Security	Value	Percent of Net Assets
GMP Companies (Series A)	$16,958,760	35.7	iBiquity Digital (Series C)	$1,424,922	3.0
LifeMasters Supported SelfCare (Series E)	4,164,195	8.7	Gateway Learning (Series D)	1,354,956	2.8
Walden VC II LP	2,589,940	5.4	Homegain.com (Series C)	1,286,910	2.7
Edison Venture Fund IV LP	1,714,999	3.6	The Petroleum Place (Series C)	1,210,483	2.5
iBiquity Digital (Series A)	1,614,514	3.4	InnoCal II LP	1,114,625	2.3

Portfolio Overview

Largest Industries December 31, 2004

Composition of Net Assets December 31, 2004

Portfolio of Investments (liquidation basis)
December 31, 2004

	Shares		Acquisition Date*	Cost*	Value
Restricted Securities# 82.6%
Convertible Preferred Stocks 66.0%
Application Software 4.9%
Gateway Learning (Series D)ø	1,441,442		3/22/00	$6,400,002	$1,354,956
Index Stock Imagery (Series A Sr.)ø	1,356,509		3/20/02 to 4/16/04	3,962,029	990,252
Sensable Technologies (Series C)ø	489,458		4/5/00	1,625,001	—
					2,345,208
Communications Equipment 0.0%
Geographic Network Affiliates International (Series A)ø	63,200		12/29/99	6,326,044	—
Geographic Network Affiliates International (Series B)	316,000		12/5/01	—	—
					—
Health Care Equipment and Supplies 35.7%
Bernard Technologies (Series D)ø	1,436,364		11/8/99	3,957,011	—
GMP Companies (Series A)ø	1,092,000		9/15/99	5,473,006	16,958,760
					16,958,760
Internet Software and Services 15.5%
Adexa (Series C)	98,003		8/24/00	1,244,950	96,043
Adexa (Series E)	59,394	†	7/12/02	75,438	46,327
ePolicy Solutions (Series B) (formerly ePolicy.com)	562,113		5/2/00	1,999,998	224,845
EverAd (Series B)	1,193,800		2/16/00	3,163,437	334,264
Global Commerce Systems (Series A)	1,746		4/6/00	30,005	—
Global Commerce Systems (Series D)	1,125,148		4/6/00	5,474,826	—
Homegain.com ( Series C)ø	711,000		12/29/99	7,110,000	1,286,910
iBiquity Digital (Series A)	383,495		1/19/00	3,559,221	1,614,514
iBiquity Digital (Series C)	464,144		4/24/02	1,424,923	1,424,922
Infomediary Technology Solutions (Series A Sr.)	1,660,130		10/6/00	1,001,515	2,656
NeoPlanet (Series C)ø	1,344,302		2/18/00	6,319,998	24,171
OurHouse (Series D)	1,316,666		2/11/00	7,899,996	—
The Petroleum Place (Series C)	68,505		3/7/00	4,050,016	1,210,483
QuinStreet (Series B)	166,102		5/25/00	490,001	1,059,731
Techies.com (Series C)	743,529		1/27/00	6,320,139	—
UGO Networks (Series II)	290,162		1/30/01	575,174	43,524
					7,368,390
IT Services 8.7%
LifeMasters Supported SelfCare (Series E)	510,318		1/31/00	4,082,544	4,164,195

--------------------
See footnotes on page 8.

Portfolio of Investments (liquidation basis)
December 31, 2004

	Shares	Acquisition Date*	Cost*	Value
Systems Software 1.1%
Enterworks (Series A)	2,747,826	12/30/99	$3,160,000	$—
FlashPoint Technology (Series E)ø‡	1,037,037	9/10/99	4,203,479	—
NSI Software (Series B)	222,934	4/14/00 to 11/13/02	1,886,996	519,436
				519,436
Wireless Telecommunication Services 0.1%
fusionOne (Series D)	345,420	9/13/00 to 10/11/00	1,875,631	37,996
Total Convertible Preferred Stocks (Cost $93,691,380)				31,393,985
Limited Partnerships 12.1%
Multi-Sector Holdings 12.1%
Asia Internet Capital Ventures		8/15/00	336,742	164,524
Compass Venture Partners		11/22/99 to 2/21/02	458,087	184,139
Edison Venture Fund IV		10/18/99 to 12/19/02	2,416,227	1,714,999
InnoCal II		8/23/00 to 12/3/04	1,322,049	1,114,625
Walden VC II		5/17/00 to 12/1/04	3,960,428	2,589,940
Total Limited Partnerships (Cost $8,493,533)				5,768,227
Common Stocks and Warrants 4.3%
Application Software 0.0%
Sensable Technologiesø	2,569,599	10/1/04	—	—
Communications Equipment 0.0%
Viadux	1,654	12/10/99	790,001	—
WaveSplitter Technologies	7,322	9/22/00	625,811	—
				—
Health Care Equipment and Supplies 0.2%
Cardiac Science	50,521	6/23/00	334,809	86,505
Internet Software and Services 0.3%
etang.com	71,457	1/6/00	—	14,292
Interactive Video Technologies	66,530	12/23/99	5,135,000	25,281
Qpass	38,279	5/2/00 to 5/11/01	2,160,000	17,226
UGO Networks	44,350	11/12/99	3,162,334	—
Workstream	29,974	3/23/00	6,403,998	87,757
				144,556
IT Services 1.6%
Access Data (Class A)ø	3,190,909	3/29/00	5,265,000	765,818
Axentis	67,828	6/23/00	24,849	—
				765,818

--------------------
See footnotes on page 8.

Portfolio of Investments (liquidation basis)
December 31, 2004

	Shares, Warrants or Principal Amount		Acquisition Date*	Cost*	Value
Multi-Sector Holdings 0.4%
Tower Gate (Series E)	202,053	shs.	7/26/00	$306,495	$166,454
Systems Software 1.2%
Coventorø	4,196,058		3/8/00	5,265,002	503,527
DecisionPoint Applications	67,307		4/20/00	1,751,523	53,846
Entegrity Solutions	59,413		2/16/00 to 4/25/02	3,195,221	—
NSI Software	10,424		4/14/00	40,207	5,108
					562,481
Wireless Telecommunication Services 0.6%
ART Advanced Recognition Technologies	131,200		12/6/99	3,285,655	59,040
GoSolutionsø	342,411		4/3/00 to 3/19/01	2,967,019	106,147
GoSolutions	226,745	wts.	5/24/01	57,500	138,314
					303,501
Total Common Stocks and Warrants (Cost $40,770,424)					2,029,315
Convertible Promissory Notes 0.2%
Communications Equipment 0.2%
Geographic Network Affiliates International 9%, payable on demand	$1,011,200	†	12/5/01 to 3/12/02	1,011,593	70,784
Internet Software and Services 0.0%
Techies.com:
9%, payable on demand	771,976	†	6/7/00	771,976	—
9%, due 2/20/2006	421,333		2/22/01	425,568	—
9%, due 2/20/2008	210,666		2/22/01	210,666	—
—
Total Convertible Promissory Notes
(Cost $2,419,803)					70,784
Total Restricted Securities (Cost $145,375,140)					39,262,311
Short-Term Holdings 29.0%
Repurchase Agreement 24.2%
State Street Bank & Trust 1.40%, dated 12/31/2004, maturing 1/3/2005, in the amount of $11,523,344, collateralized by: $11,930,000 US Treasury Notes 2.625%, 11/15/2006, with a fair market value of $11,870,350	11,522,000				11,522,000

--------------------
See footnotes on page 8.

Portfolio of Investments (liquidation basis)
December 31, 2004

	Principal Amount	Value
Fixed Time Deposits 4.8%
Rabobank Nederland, Grand Cayman 2.28%, 1/3/2005	$2,300,000	$2,300,000
Total Short-Term Holdings (Cost $13,822,000)		13,822,000
Total Investments (Cost $159,197,140) 111.6%		53,084,311
Other Assets Less Liabilities (11.6)%		(5,527,698)
Net Assets 100.0%		$47,556,613

--------------------
*	Required disclosure for restricted securities only.
#	Restricted securities listed above are non-income producing and were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has generally agreed to further restrictions on the disposition of these holdings as set forth in various agreements entered into in connection with the purchase of these investments. The Fund typically will bear costs in connection with the disposition of these investments including those involved in registration under the Securities Act of 1933, but under certain limited circumstances, such cost could be borne by the issuer. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund.
ø	Affiliated issuer (Fund’s holding representing 5% or more of the outstanding voting securities).
‡	Income producing security.
†	Warrants attached.
See Notes to Financial Statements.

Statement of Assets and Liabilities (liquidation basis)
December 31, 2004

Assets:
Investments, at value:
Convertible preferred stocks* (cost $93,691,380)	$31,393,985
Limited partnerships (cost $8,493,533)	5,768,227
Common stocks and warrants* (cost $40,770,424)	2,029,315
Convertible promissory notes (cost $2,419,803)	70,784
Short-term holdings (cost $13,822,000)	13,822,000
Total investments (cost $159,197,140)	53,084,311
Cash	434,848
Expenses prepaid to stockholder service agent	27,365
Receivable for interest and dividends	885
Other	162,943
Total Assets	53,710,352

Liabilities:
Accrued liquidation period expenses (Note 1)	6,141,521
Other	12,218
Total Liabilities	6,153,739
Net Assets	$47,556,613

Composition of Net Assets:
Common Stock, at par ($0.01 par value; 100,000,000 shares authorized; 14,744,393 shares outstanding):	$147,444
Additional paid-in capital	521,821,723
Accumulated net investment loss	(13,801)
Accumulated net realized loss	(368,285,924)
Net unrealized depreciation of investments and foreign currency transactions	(106,112,829)
Net Assets	$47,556,613

Net Asset Value per Share	$3.23

--------------------
*	Includes affiliated issuers (issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities) with a cost of $58,873,591 and a value of $21,990,541.
See Notes to Financial Statements.

Statement of Operations (liquidation basis)†
For the Year Ended December 31, 2004

Investment Income:
Dividends*	$1,052,570
Interest	161,990
Total Investment Income	1,214,560

Expenses:
Expenses from continuing operations:
Management fee	217,729
Stockholder account services	75,283
Stockholder servicing fee	53,756
Stockholders’ meeting	42,385
Auditing and legal fees	19,659
Stockholder reports and communications	17,064
Custody and related services	4,445
Directors’ fees and expenses	1,555
Miscellaneous	2,262
434,138
Estimated liquidation period expenses (Note 1)	7,461,736
Total Expenses	7,895,874
Net Investment Loss	(6,681,314)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions*	(28,293,713)
Payments received from the Manager (Note 10)	60,126
Net change in unrealized depreciation of investments and foreign currency transactions	17,406,121
Net Loss on Investments and Foreign Currency Transactions	(10,827,466)
Decrease in Net Assets from Operations	$(17,508,780)

--------------------
*	Includes affiliated issuers (issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities) with dividend income of $1,046,207 and net realized loss of $3,555,002.
†	On February 25, 2004, the Fund adopted liquidation basis accounting.
See Notes to Financial Statements.

Statement of Changes in Net Assets

	Year Ended December 31,
	2004
	(liquidation basis)†	2003
Operations:
Net investment loss	$(6,681,314)	$(2,825,941)
Net realized loss on investments and foreign currency transactions	(28,293,713)	(3,215,775)
Net realized loss on options written	—	(72,225)
Payments received from the Manager (Note 10)	60,126	—
Net change in unrealized depreciation of investments and foreign currency transactions	17,406,121	3,931,750
Decrease in Net Assets from Operations	(17,508,780)	(2,182,191)
Distributions to Stockholders:
Return of capital	(4,423,292)	—
Decrease in Net Assets from Distributions	(4,423,292)	—
Capital Share Transactions:
Cost of shares of Common Stock repurchased (776,314 and 2,979,934 shares)	(3,703,018)	(14,006,492)
Decrease in Net Assets From Capital Share Transactions	(3,703,018)	(14,006,492)
Decrease in Net Assets	(25,635,090)	(16,188,683)
Net Assets:
Beginning of year	73,191,703	89,380,386
End of Year (net of accumulated net investment loss of $13,801 and $12,218, respectively)	$47,556,613	$73,191,703

--------------------
†	On February 25, 2004, the Fund adopted liquidation basis accounting.
See Notes to Financial Statements.

Statement of Cash Flows (liquidation basis)†
For the Year Ended December 31, 2004

Cash Flows From Operating Activities:
Net decrease in net assets from operations	$(17,508,780)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Cost of purchases of investment securities	(9,726,706)
Proceeds from disposition of investment securities	31,048,960
Purchases/maturities of short-term investment securities, net	(12,122,000)
Decrease in interest and dividends receivable	4,612
Decrease in receivable for securities sold	138,268
Increase in other assets	(141,494)
Increase in accrued liquidation period expenses and other liabilities	5,772,499
Net change in unrealized depreciation of investments	(17,406,163)
Net realized loss on investments	28,281,007
Net Cash Provided by Operating Activities	8,340,203

Cash Flows From Financing Activities:
Distribution to Stockholders	(4,423,292)
Payment for shares of Common Stock repurchased	(3,703,018)
Net Cash Used in Financing Activities	(8,126,310)
Net Increase in Cash	213,893

Cash balance at beginning of year	220,955
Cash Balance at End of Year	$434,848

--------------------
†	On February 25, 2004, the Fund adopted liquidation basis accounting.
See Notes to Financial Statements.

Notes to Financial Statements
(liquidation basis)

1.
Liquidation — On February 25, 2004, the stockholders of Seligman New Technologies Fund, Inc. (the “Fund”) approved two proposals: (i) a plan of complete liquidation and dissolution of the Fund (the “Plan”); and (ii) the elimination of the Fund’s fundamental investment policy of making quarterly repurchase offers for its common stock. As a result, the last quarterly share repurchase offer was completed on January 9, 2004.

In accordance with the Plan, J. & W. Seligman & Co. Incorporated (the “Manager”) will continue to oversee the assets of the Fund and has the authority to sell or otherwise dispose of the Fund’s assets in such a manner as the Manager deems advisable. The Manager will effect the orderly liquidation of the Fund over such time as it determines, in its sole discretion, is appropriate to maximize the value of the Fund’s portfolio. Shortly following the approval of the Plan, the Manager sold most of the Fund’s publicly-traded securities.

Under the Plan, the Manager may make additional investments only in (a) short-term liquid securities for cash management purposes; (b) limited partnership interests as required by the Fund’s outstanding contractual commitments to limited partnerships; and (c) companies the securities of which are at the time held in the Fund’s portfolio (“Follow-on Investments”), but only if the Manager determines (i) that the securities of that company may not at that time be sold or may be sold only at a disadvantageous price and (ii) that making such additional investment is necessary or advisable to protect the Fund from dilution or other reduction in value, and in any case only to the extent that the Fund has, at that time, sufficient liquid assets with which to make such additional investment.

From the proceeds of the liquidation of assets, the Fund may retain or set aside in a reserve amounts necessary (i) to discharge any unpaid liabilities on the Fund’s books after all remaining assets have been liquidated or written off and (ii) to pay or otherwise provide for such contingent or unascertained liabilities as the Fund shall reasonably deem to exist. The Fund also intends to reserve sufficient liquid assets to satisfy the balance of contractual commitments to make additional capital contributions to two limited partnerships (Note 9) and Follow-on Investments, and to pay Liquidation Period Expenses (as defined below) and any other operating expenses.

Due to the illiquid nature of the Fund’s assets as of December 31, 2004, and because a ready market does not exist for these assets, the liquidation process may take five years or more. As liquidity occurs in the remainder of the portfolio by such events as acquisitions, mergers, IPOs or sales of holdings, proceeds will be distributed to stockholders on a pro rata basis to the extent they exceed amounts needed for reserves. The Fund is unable to predict when such liquidity will occur and, consequently, when stockholders can expect to receive distributions. It is also possible that stockholders will receive only small distributions, if companies held by the Fund fail or the Manager can sell a security for only a small portion of its current value. On August 4, 2004, the Fund made an initial distribution to stockholders of $4,423,292, or $0.30 per share. On February 14, 2005, the Board of Directors (the “Board”) of the Fund approved a distribution to stockholders of approximately $4.4 million, or $0.30 per share. This distribution is expected to be paid on February 23, 2005.

As a result of the approval of the proposals described above, the Fund changed its basis of accounting from the going concern basis to the liquidation basis effective February 25, 2004. Accordingly, on that date, the Fund accrued as a liability an estimate of operating expenses expected to be incurred during the liquidation period (“Liquidation Period Expenses”). This accrual was a non-cash charge that reduced the Fund’s net asset value. As a non-cash charge, the Fund’s available cash was not affected. The Fund’s estimate of Liquidation Period Expenses at February 25, 2004 was equal to approximately $7,700,000, or approximately $0.52 per share, based on 14,744,393 shares outstanding after the January 9, 2004 repurchase. This estimate was based, in part, on the Manager’s best estimate of when the value of certain holdings will be realized and cash distributed to

Notes to Financial Statements
(liquidation basis)

stockholders. The estimate included approximately $3,300,000 of management fees, $1,300,000 of stockholder account services, $1,100,000 of stockholder servicing fees, and $2,000,000 of other expenses. The accrued liability will be adjusted from time to time based on changes in the Fund’s actual net assets, changes in expectations of the timing of future distributions and actual expenses incurred. At December 31, 2004, the balance of estimated Liquidation Period Expenses was $6,141,521.

The decrease in the balance of estimated liquidation period expenses resulted from the following:

Balance at February 25, 2004		$7,700,000
Expenses paid:
Management fee	$(704,666)
Stockholder account services	(317,302)
Stockholder servicing fee	(231,327)
Other expenses	(66,920)
Total expenses paid		(1,320,215)
Adjustment to estimated expenses		(238,264)
Balance at December 31, 2004		$6,141,521

The Manager has undertaken to reduce its management fee from February 26, 2004 until the liquidation of the Fund is completed, subject to annual renewal by the Board. The reduced fee rate is 1.50% per annum of the Fund’s average daily net assets.

2.	Significant Accounting Policies — The financial statements of the Fund for the year ended December 31, 2004, have been prepared on a liquidation basis of accounting in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.
Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by the Manager based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

The Fund owns securities of privately-owned technology companies. These are referred to as venture capital companies. There can be no assurances that any of the venture capital companies in which the Fund is invested will complete public offerings or be sold, or, if such events occur, with respect to the timing or values of such offerings or sales.

Venture capital investments are valued at fair value, which is cost unless the Manager determines, pursuant to the Fund’s valuation procedures, that such a valuation no longer reflects fair value. Examples of cases where cost (or a previously determined value) may no longer be appropriate include sales of similar securities of the company to the Fund or to third parties at different prices or terms, if a company is acquired by another

Notes to Financial Statements
(liquidation basis)

company, if a company in which the Fund invests undertakes an initial public offering (each, a market clearing event), or if the company’s operating results vary from projected results. In such situations, the Fund’s investment is revalued in a manner that the Manager, following procedures approved by the Board, determines best reflects its fair value. In the case of a market-clearing event, the investment is valued based on the terms and conditions of the event. In the absence of a market clearing event, the valuation is determined using one of several methods including a discounted cash flow, discounted earnings or comparable revenues model using assumptions set by the Manager based on the company’s results and/or plans.

The Fund may also hold restricted securities of a class that has been sold to the public. The fair valuation of these restricted securities is often the market value of the publicly-traded shares less a discount to reflect contractual or legal restrictions limiting resale.

At December 31, 2004, market quotations were not readily available for venture capital securities valued at $39,262,311 (82.6% of net assets). Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed.

b.
Foreign Currency Transactions — The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets, and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments and foreign currency transactions.

c.	Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

d.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. The Fund removes investments with no value from its portfolio when it is permitted to recognize the loss on such investments for federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

e.	Options — The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premuim paid or received). The Fund,

Notes to Financial Statements
(liquidation basis)

as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments. For the year ended December 31, 2004, the Fund did not write or purchase options.

f.
Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by the Manager. Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

	g.	Distributions to Stockholders — Distributions to Stockholders are recorded on ex-dividend date.

3.
Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding options and short-term investments, for the year ended December 31, 2004 amounted to $9,726,706 and $31,048,960, respectively.

4.
 Repurchase Offers — As described in Note 1, the Fund no longer makes share repurchase offers. Prior to the approval of the Plan by the stockholders, in order to provide investors with a limited degree of liquidity, the Fund made quarterly offers to repurchase its shares. Repurchase offers were limited to 5% of the number of the Fund’s outstanding shares on the dates the repurchase requests were due. The Fund was able to repurchase more than 5% (but not more than 25%) of its shares in any quarter with the approval of the Fund’s Board. In the event the repurchase offer was oversubscribed, the Fund could, but was not required to, repurchase additional shares, but only up to a maximum of 2% of the outstanding shares of the Fund. If the Fund determined not to repurchase additional shares, it repurchased shares on a pro rata basis. The repurchase price was equal to the net asset value per share on the date specified in the notice of repurchase. The repurchase pricing date could have been as much as fourteen days after the date that the repurchase requests were due. Payment of the repurchase price was generally made on the third business day after the repurchase pricing date, but the payment could have been made as much as seven days after such pricing date.

During the year ended December 31, 2004, the Fund completed one quarterly repurchase offer. The Fund offered to repurchase 5% of the number of its outstanding shares on the date the repurchase requests were due. The result of the repurchase offer was as follows:

		Percentage of Shares		Repurchase
Commencement of Offer	Repurchase Date	Tendered	Repurchased	Amounts
December 2003	January 9, 2004	12.8	5.0	$3,703,018

5.	Management Fee and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. As described in Note 1, the management fee rate was reduced from 2.00% per annum to 1.50% per annum effective February 26, 2004. For the year ended December 31, 2004, the Manager received a fee, calculated daily and payable monthly, equal to $986,541 or 1.59% per annum of the Fund’s average daily net assets. At December 31, 2004, $64,146 of such fee is payable to the Manager.

Notes to Financial Statements
(liquidation basis)

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $392,585 for stockholder account services in accordance with a methodology approved by the Fund’s directors. Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, stockholder transaction volume and number of stockholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2004, the Fund’s potential obligation under the Guaranties is $86,300. As of December 31, 2004, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s stockholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of certain other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at December 31, 2004, of $13,801 is included in accrued liquidation period expenses and other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6.	Stockholder Servicing Fee — Brokers or dealers that sold shares of the Fund or that maintain accounts for stockholders can enter into agreements with the Fund and receive a continuing fee of up to 0.50% on an annual basis, payable quarterly, of the average daily net assets attributable to Fund shares owned by customers of the particular broker or dealer for providing personal services and/or the maintenance of stockholder accounts. For the year ended December 31, 2004, such fees aggregated $306,465 or 0.49% per annum of the Fund’s average daily net assets.

7.
Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2004, the cost of investments for federal income tax purposes was $157,920,920. The tax basis cost was lower than the cost for financial reporting purposes primarily due to the realization for tax purposes of unrealized losses on investments in limited partnerships.

Notes to Financial Statements
(liquidation basis)

At December 31, 2004, the tax components of accumulated earnings (losses) were as follows:

Gross unrealized appreciation of portfolio securities*	$12,484,761
Gross unrealized depreciation of portfolio securities	(117,321,370)
Net unrealized depreciation of portfolio securities*	(104,836,609)
Capital loss carryforward	(355,589,914)
Timing differences (post-October losses)	(13,972,230)
Undistributed income	—
Total accumulated losses	$(474,398,753)

* Includes the effect of foreign currency translations.

At December 31, 2004, the Fund had a net capital loss carryforward for federal income tax purposes of $355,589,914, which is available for offset against future taxable net capital gains, with $80,213,867 expiring in 2009, $228,054,836 expiring in 2010, $31,614,312 expiring in 2011, and $15,706,899 expiring in 2012. The amount was determined after adjustments for certain differences between financial reporting and tax purposes. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforward. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

In addition, the Fund elected to defer to January 1, 2005, the recognition for tax purposes of net losses of $13,972,230 realized on sales of investments after October 31, 2004. These losses will be available to offset future taxable net gains.

8.	Affiliated Issuers — As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of affiliated issuers during the year ended December 31, 2004, is as follows:

Affiliate	Beginning Shares	Gross Purchases And Additions		Gross Sales And Reductions	Ending Shares	Dividend Income/ Realized (Loss)	Ending Value
Access Data (common stock)	3,190,909	—		—	3,190,909	—	$765,818
Bernard Technologies (Series D)	1,436,364	—		—	1,436,364	—	—
Coventor (common stock)	4,196,058	—		—	4,196,058	—	503,527
FlashPoint Technology (Series E)	1,037,037	—		—	1,037,037	$1,046,207	—
Gateway Learning (Series D)	1,441,442	—		—	1,441,442	—	1,354,956
Geographic Network Affiliates International (Series A)	63,200	—		—	63,200	—	—
GMP Companies (Series A)	1,092,000	—		—	1,092,000	—	16,958,760
GoSolutions (common stock)	342,411	—		—	342,411	—	106,147
Homegain.com (Series C)	711,000	—		—	711,000	—	1,286,910
Index Stock Imagery (Series A Sr.)	—	1,356,509	(1)	—	1,356,509	—	990,252

--------------------
See footnotes on page 19.

Notes to Financial Statements
(liquidation basis)

Affiliate	Beginning Shares	Gross Purchases and Additions		Gross Sales and Reductions	Ending Shares		Dividend Income/ Realized (Loss)	Ending Value
LifeMasters Supported SelfCare (Series E)	510,318	—		—	510,318	(2)	—	$4,164,195
Knowledge Mechanics Group (common stock)	1,206,931	—		1,206,931	—		$(1,777,501)	—
Knowledge Mechanics Group (Series B)	241,387	—		241,387	—		(1,777,501)	—
NeoPlanet (Series C)	—	1,344,302	(3)	—	1,344,302		—	24,171
Sensable Technologies (Series C)	489,458	—		—	489,458		—	—
Sensable Technologies (common stock)	—	2,569,599	(4)	—	2,569,599		—	—
Total							$(2,508,795)	$26,154,736

--------------------
(1)	Includes 642,557 shares received as a result of the conversion of preferred stock (Series A Jr.).
(2)	At December 31, 2004, the Fund’s holding was less than 5% of the outstanding voting securities.
(3)	Received as a result of the conversion of 526,228 shares of preferred stock (Series B).
(4)	Received as a result of recapitalization.

9.	Limited Partnership Commitments — In connection with the Fund’s investments in certain limited partnerships, the Fund is contractually committed to make additional capital contributions of up to $5,581,910, if and when the partnerships request such contributions. At December 31, 2004, the capital commitments and expiration dates are as follows:

Amount	Expiration Date for New Investments by the Partnerships	Final Expiration Date
$4,140,000	September 2006	November 2010
1,441,910	March 2007	March 2011

10.
Other Matters — The Manager conducted an extensive internal review in response to developments regarding disruptive or illegal trading practices within the mutual fund industry. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (“Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The Securities and Exchange Commission (the “SEC”), the NASD and the Attorney General of the State of New York also are reviewing these matters.

The Manager also has reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. At the time such orders were placed, this practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003.

Notes to Financial Statements
(liquidation basis)

The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager has also responded fully to information requests from the SEC and the NASD relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

The results of the Manager’s internal reviews were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, which did not affect Seligman New Technologies Fund, the Manager has made payments to three funds and has agreed to waive a portion of its management fee with respect to another fund. In order to resolve matters with the Independent Directors with regard to portfolio brokerage commissions, in May 2004, the Manager made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares, including $60,126 paid to Seligman New Technologies Fund, which has been reported as Payments received from the Manager in the Statement of Operations.

Financial Highlights

The table below is intended to help you understand the Fund’s financial performance for the periods presented. Certain information reflects financial results for a single share that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your capital gain distributions and your return of capital distribution was taken in cash. Total returns do not reflect any taxes or sales charges.

	Year Ended December 31,
	2004(liquidation basis)†		2003	2002	2001	2000
Per Share Data:
Net Asset Value, Beginning of Year	$4.72		$4.83	$12.11	$25.23	$37.34
Income (Loss) from Investment Operations:
Net investment loss	(0.45	)*	(0.16)	(0.23)	(0.44)	(0.97)
Net realized and unrealized gain (loss) on investments		(0.74)	0.05	(7.05)	(12.41)	(5.10)
Total from Investment Operations		(1.19)	(0.11)	(7.28)	(12.85)	(6.07)
Distributions from net realized capital gains	—		—	—	(0.27)	(6.04)
Return of capital		(0.30)	—	—	—	—
Net Decrease in Net Asset Value		(1.49)	(0.11)	(7.28)	(13.12)	(12.11)
Net Asset Value, End of Year	$3.23		$4.72	$4.83	$12.11	$25.23

Total Return:	(25.21	)%**	(2.28)%	(60.12)%	(50.85)%	(20.96)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$47,557		$73,192	$89,380	$269,630	$662,168
Ratio of expenses to average net assets	12.71	%*	3.69%	3.08%	2.79%	2.67%
Ratio of net investment loss to average net assets	(10.75	)%*	(3.58)%	(3.04)%	(2.56)%	(2.49)%
Portfolio turnover rate		17.88%	39.86%	147.87%	125.60%	122.67%

--------------------
*	Including the effect of the remaining balance of estimated liquidation period expenses of $5,960,000, equivalent to $0.40 per share or 9.59% per annum of average daily net assets.
**	Excluding the effect of the payments received from the Manager described in Note 10, total return would have been (25.30)%.
†	On February 25, 2004, the Fund adopted liquidation basis accounting.

See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Stockholders,
Seligman New Technologies Fund, Inc.:

We have audited the accompanying statement of assets and liabilities (liquidation basis) of Seligman New Technologies Fund, Inc. (the “Fund”), including the portfolio of investments (liquidation basis), as of December 31, 2004, and the related statements of operations (liquidation basis), cash flows (liquidation basis), changes in net assets (liquidation basis), and financial highlights (liquidation basis) for the year then ended. In addition, we have audited the accompanying statement of changes in net assets for the year ended December 31, 2003, and the financial highlights for each of the four years in the period ended December 31, 2003. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the Fund’s custodian and with investee companies. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the financial statements, the stockholders of the Fund approved a plan of complete liquidation and dissolution on February 25, 2004, and the Fund commenced liquidation shortly thereafter. As a result, the Fund has changed its basis of accounting from the going concern basis to the liquidation basis effective February 25, 2004.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position (liquidation basis) of Seligman New Technologies Fund, Inc. as of December 31, 2004, the results of its operations (liquidation basis), its cash flows (liquidation basis), the changes in net assets (liquidation basis), and financial highlights (liquidation basis) for the year then ended, and the changes in net assets for the year ended December 31, 2003 and financial highlights for each of the four years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 16, 2005

Federal Tax Status of 2004 Distribution

In August of 2004, the Fund made a distribution to stockholders of $0.30 per share. This payment represented the initial distribution in accordance with the Plan of Complete Liquidation and Dissolution approved by stockholders in February 2004.

In general, this distribution should be treated as a non-taxable event and should not be reported on your tax return. The distribution should be used to reduce the cost basis of your Fund shares. If the amount of the distribution exceeds the amount of the cost basis of your Fund shares, such excess would be reportable as a capital gain. (Any realized capital loss on your investment may be reported only after you have received the final liquidation distribution.)

Because this distribution is a partial payment of a corporate liquidation, you need to attach a statement to your tax return with certain information describing the payment. We have provided information below that we believe will be applicable for most situations.

Since each investor’s individual circumstances are different, we suggest that you consult with your tax advisor as to the proper treatment of the distribution and any required tax disclosures.

Statement pursuant to Treasury Regulation 1.331-1 (d)

Name, Address, and Federal tax identification number of the Fund:

Seligman New Technologies Fund, Inc.
100 Park Ave.
New York, NY 10017

Federal tax identification number: 13-4064344

Tax year to which this applies: 2004

Circumstances of liquidation:

The stockholders of the Seligman New Technologies Fund, Inc. (the “Fund”) approved a Plan of Complete Liquidation and Dissolution in February 2004. The Fund made its first partial liquidation payment in August 2004. The Fund has advised that the exact amount of time the liquidation process will take cannot be estimated due to the fact that most of the Fund’s remaining holdings are venture capital securities for which no ready market exists. It is expected that the process will take at least five years to complete.

Directors and Officers

Information pertaining to the Directors and Officers of Seligman New Technologies Fund is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Robert B. Catell (67)[2,3] • Director: 2003 to Date • Oversees 60 Portfolios in Fund Complex
Chairman, Chief Executive Officer and Director, KeySpan Corporation (diversified energy, gas and electric company); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (except Seligman Cash Management Fund, Inc.); Director or Trustee, Alberta Northeast Gas, Ltd., Boundary Gas Inc., Taylor Gas Liquids, Ltd., The Houston Exploration Company (oil and gas exploration, development and production companies); Edison Electric Institute, New York State Energy Research and Development Authority, Independence Community Bank, Business Council of New York State, Inc., New York City Partnership, and the Long Island Association (business and civic organizations).

John R. Galvin (75)[1,3] • Director: 1999 to Date • Oversees 61 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and USLIFE Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, Europe and the Commander-in-Chief, United States European Command.

Alice S. Ilchman (69)[2,3] • Director: 1999 to Date • Oversees 61 Portfolios in Fund Complex
President Emerita, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowship (summer internships for college students); Trustee, Save the Children (non-profit child-assistance organization) and the Committee for Economic Development; a Governor of the Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller Foundation (charitable foundation) and Director, New York Telephone Company.

Frank A. McPherson (71)[2,3] • Director: 1999 to Date • Oversees 61 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, ConocoPhillips (integrated international oil corporation), Integris Health (owner of various hospitals), BOK Financial (bank holding company), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation and Oklahoma Foundation for Excellence in Education. Formerly, Director, Kimberly- Clark Corporation (consumer products) and the Federal Reserve System’s Kansas City Reserve Bank.

____________
See footnotes on page 27.

Directors and Officers
Independent Directors (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

John E. Merow (75)[1,3] • Director: 1999 to Date • Oversees 61 Portfolios in Fund Complex
Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Aleris International, Inc. (aluminum and zinc recycler and aluminum rolled products); Director Emeritus, the Municipal Art Society of New York; Executive Committee Member and Secretary, the U.S. Council for International Business; Trustee and Vice Chairman, New York-Presbyterian Healthcare System, Inc.; Trustee, New York- Presbyterian Hospital; and Member of the American Law Institute and Council on Foreign Relations.

Betsy S. Michel (62)[1,3] • Director: 1999 to Date • Oversees 61 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI) and Trustee, World Learning, Inc. (international educational training).

Leroy C. Richie (63)[1,3] • Director: 2000 to Date • Oversees 60 Portfolios in Fund Complex
Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds†(except Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company) and Infinity, Inc. (oil and gas services and exploration); Director and Chairman, Highland Park Michigan Economic Development Corp. Formerly, Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.; Chairman and Chief Executive Officer, Capital Coating Technologies, Inc. (applied coating technologies); and Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (72)[2,3] • Director: 1999 to Date • Oversees 61 Portfolios in Fund Complex
Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee of each of the investment companies of the Seligman Group of Funds† and Ambassador and Permanent Observer of the Sovereign and Military Order of Malta to the United Nations. Formerly, Director, USLIFE Corporation (life insurance).

James N. Whitson (69)[1,3] • Director: 1999 to Date • Oversees 61 Portfolios in Fund Complex
Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television network).

____________
See footnotes on page 27.

Directors and Officers

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris (66)* • Director and Chairman of the Board: 1999 to Date • Oversees 61 Portfolios in Fund Complex
Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer, The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversi- fied energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (52)* • Director and President: 1999 to Date • Chief Executive Officer: 2002 to Date • Oversees 61 Portfolios in Fund Complex
Director and President, J. & W. Seligman & Co. Incorporated; Chief Executive Officer, President and Director or Trustee of each of the invest- ment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Director, ICI Mutual Insurance Company.

Eleanor T. M. Hoagland (53) • Vice President and Chief Compliance Officer: July 2004 to Date
Managing Director and Senior Vice President, Risk Manager, J. & W. Seligman & Co. Incorporated; Vice President and Chief Compliance Officer for each of the investment companies of the Seligman Group of Funds†. Formerly, Managing Director, Partner and Chief Portfolio Strategist, AMT Capital Management from 1994 to 2000.

Thomas Hirschfeld (42) • Vice President and Co-Portfolio Manager: 2002 to Date
Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager, Seligman New Technologies Fund II, Inc. Formerly, Senior Vice President, J. & W. Seligman & Co. Incorporated; General Partner at Patricof & Co. Ventures, specializing in internet and business-to-business commerce investments from 1995 to 2001.

Richard M. Parower (38) • Vice President and Co-Portfolio Manager: 2002 to Date
Managing Director, J. & W. Seligman & Co. Incorporated; Vice President, Seligman Global Fund Series, Inc. and Portfolio Manager of its Global Technology Fund; Vice President and Co-Portfolio Manager of Seligman New Technologies Fund II, Inc.; Vice President, Seligman Portfolios, Inc. and Portfolio Manager of its Global Technology Portfolio. Formerly, Senior Vice President, J. & W. Seligman & Co. Incorporated; Senior Analyst with Citibank Global Asset Management covering Global IT Services from June 1998 to April 2000.

____________
See footnotes on page 27.

Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Reema D. Shah (32) • Vice President and Co-Portfolio Manager: From Jan. 2005
Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager, Seligman New Technologies Fund II, Inc. Formerly, Senior Transaction Processing Analyst with CS First Boston.

Thomas G. Rose (47) • Vice President: 2000 to Date
Chief Financial Officer, Senior Vice President, Finance, and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†; and of Seligman Services, Inc. and Seligman International, Inc. Formerly, Treasurer of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

Lawrence P. Vogel (48) • Vice President: 1999 to Date • Treasurer: 2000 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; and Treasurer, Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman International, Inc. and Seligman Data Corp.; Vice President, Seligman Services, Inc.; and Treasurer, Seligman International, Inc.

Frank J. Nasta (40) • Secretary: 1999 to Date
Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; and Corporate Secretary, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc. and Seligman Data Corp. Formerly, Senior Vice President, Law and Regulation Department, J. & W. Seligman & Co. Incorporated.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.
†	The Seligman Group of Funds consists of 23 registered investment companies.
*	Messrs. Morris and Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee 2 Director Nominating Committee 3 Board Operations Committee

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For More Information

Important Telephone Numbers
(800) 221-2450 Stockholder Services (800) 445-1777 Retirement Plan Services (212) 682-7600 Outside the United States (800) 622-4597 24-Hour Automated Telephone Access Service

Quarterly Schedule of Investments
A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to stockholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov. In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to stockholders on Seligman’s website at www.seligman.com.[1]

Proxy Voting Policies and Procedures
A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.

1 This reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

CENT2 12/04

ITEM 2. CODE OF ETHICS.

As of December 31, 2004, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(d)	Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2004	2003
Audit Fees	$61,775	$92,166
Audit-Related Fees	-	-
Tax Fees	2,200	2,100
All Other Fees	1,931	1,897

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for services related to documentation of certain internal control procedures for the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2004	2003
Audit-Related Fees	$76,630	$89,130
Tax Fees	13,703	7,500
All Other Fees	43,000	-

Audit-related fees include amounts for (i) attestation services for the registrant’s stockholder service agent; (ii) review of certain internal controls of such stockholder service agent’s sub-agent; (iii) actuarial services provided prior to May 6, 2003 to the registrant’s investment adviser and stockholder service agent (such services were no longer permitted to be performed for the stockholder service agent after May 5, 2003). Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s stockholder service agent. Other fees relates to electronic communication processing services performed on behalf of outside counsel of the investment adviser.

(e)(1)
The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2)	No services included in (b) - (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $137,464 and $100,627, respectively.

(h)	All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

J. & W. Seligman & Co. Incorporated (“Seligman”), as the registrant’s (the “Fund”) investment manager, will vote the proxies relating to the Fund’s portfolio holdings.

Introduction. On behalf of the Fund, Seligman votes the proxies of the securities held in the Fund’s portfolio in accordance with Seligman's determination of what is in the best interests of the Fund’s stockholders.

The financial interest of the stockholders of the Fund is the primary consideration in determining how proxies should be voted. Seligman has a responsibility to analyze proxy issues and vote in a way consistent with those financial interests. In the case of social and political responsibility issues which do not involve financial considerations, it is not possible to fairly represent the diverse views of the Fund’s stockholders, and thus, Seligman abstains from voting on these issues. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process. Proxies for securities held in the portfolios of the Fund will be received, processed and voted by Seligman pursuant to the guidelines (the “Guidelines”) established by Seligman’s Proxy Voting Committee (the “Committee”).

The Committee has been established to set policy and guidelines, to review on a periodic basis new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The Committee is chaired by Seligman’s Chief Investment Officer and includes Seligman’s Vice Chairman and Seligman’s General Counsel.

Seligman subscribes to a service offered by an independent third party which provides a summary and analysis of the proposals to be acted upon at stockholder meetings of most of companies for which securities are held. Seligman also subscribes to a separate service to assist in the tracking and recordkeeping of proxies. Neither service offers voting recommendations.

Conflicts of Interests. Seligman’s Director of Compliance maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman, Seligman Advisors, Inc. or any affiliate thereof. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman’s products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

Deviations from Guidelines and Special Situations. Seligman recognizes that it may not always be in the best interest of the stockholders of the Fund to vote in accordance with the Guidelines on a particular issue and in such circumstances may deviate from the Guidelines. Any deviation from the Guidelines must be approved by a member of the Committee. Furthermore, any deviation of the Guidelines for a company which is included on the Proxy Watch List must be approved by a majority of the Committee’s members.

Similarly, for those proposals which are of a unique nature that they must be analyzed on a case-by-case basis, one member of the Committee must approve the voting decision. Where such a proposal is for a company included on the Proxy Watch List, the voting decision must be approved by a majority of the Committee’s members. In analyzing potential deviations from the Guidelines and proposals evaluated on a case-by-case basis, Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman’s investment professionals.

Guidelines Summary. The Guidelines are briefly described as follows:

1.	Seligman votes with the recommendations of a company's board of directors on general corporate governance issues such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to stockholder meetings.

2.	Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

3.	Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).

4.	Seligman votes for stock option plans or to increase the number of shares under existing stock option plans provided that the overall dilution of all active stock option plans and stock purchase plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of stockholders, e.g., all such plans must specifically prohibit repricing.

5.	Seligman generally votes with the recommendations of a company’s board of directors on other matters relating to executive compensation, unless considered excessive.

6.	Seligman will withhold voting for the entire board of directors if: (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended stockholders vote for an anti-takeover device which Seligman votes against; or (d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

7.	Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

8.	Seligman will vote for proposals to effect stock splits.

9.	Seligman will vote for proposals authorizing stock repurchase programs.

10.	Seligman will vote against authorization to transact unidentified business at the meeting.

11.	Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

12.	Proposals to amend a company’s charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

13.	Seligman will vote against all proposals where the company did not provide adequate information to make a decision.

14.	Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN NEW TECHNOLOGIES FUND, INC.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 7, 2005

By:	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	March 7, 2005

SELIGMAN NEW TECHNOLOGIES FUND, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.